SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  FORM 8-K
                          CURRENT REPORT Pursuant
                         to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934

    Date of report (Date of earliest event reported): February 24, 2004

                        Trinity Learning Corporation
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           (Exact Name of Registrant as Specified in Its Charter)

                                    Utah
                                  -------
               (State of Other Jurisdiction of Incorporation)

     0-8924                                              73-0981865
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(Commission File Number)                  (IRS Employer Identification No.)

     1831 Second Street
     Berkeley, California                                          94710
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(Address of Principal Executive Offices)                         (Zip Code)

                               (510) 540-9300
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            (Registrant's Telephone Number, Including Zip Code)



       (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


     Exhibits

     99.1 Text of Statements read by Douglas D. Cole and Robert Gwin during a call-in conference call on February 24, 2004.

Item 9.   Regulation FD Disclosure

     On February 24, 2004, Douglas D. Cole, Chief Executive Officer of Trinity Learning Corporation (the "Company") and Robert Gwin Chief Executive Officer of ProsoftTraining, each read a statement during a call-in conference call to stockholders and other interested parties concerning the proposed merger between the Company and ProsoftTraining. The full text of the joint statement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The information in this Form 8 K shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRINITY LEARNING CORPORATION

Date: February 24, 2004       By: /s/  Douglas Cole
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                                  Douglas Cole, Chief Executive Officer